THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15
PGIM High Yield Fund

Supplement dated July 10, 2018

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, Terence Wheat, CFA will no longer serve as a portfolio manager for the Fund. Robert Cignarella, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Terence Wheat, CFA with respect to the Fund are hereby removed.

LR1048